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                        ______________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                        ______________________________


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               February 20, 2001
               Date of Report (Date of earliest event reported)
                        ______________________________


                      TANGRAM ENTERPRISE SOLUTIONS, INC.
            (Exact name of Registrant as specified in its charter)


                                 PENNSYLVANIA
                (State of other jurisdiction of incorporation)

                 0-15454                           23-2214726
            (Commission File)  (IRS Employer Identification Number)

                             11000 Regency Parkway
                                  Suite 401,
                          Cary, North Carolina 27511

                                (919) 653-6000
                   (Address of Principal Executive Offices)

                        ______________________________

         (Former name of former address, if changed since last report)
                        ______________________________
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________________________________________________________________________________

ITEM 5.   OTHER EVENTS

On February 20, 2001, Tangram Enterprise Solutions, Inc. (the "Company") issued 3,000 shares of a newly designated series of preferred stock to Safeguard Scientifics, Inc. ("Safeguard Scientifics") in exchange for $3 million of principal outstanding under its existing credit facility with Safeguard Scientifics. Also on February 20, 2001, the Company reduced its credit facility with Safeguard Scientifics from $6 million to $3 million.

The following documents are attached hereto as exhibits and are incorporated herein by reference in their entirety: (i) the Company's press release announcing the foregoing, (ii) the Securities Conversion Agreement, dated February 20, 2001, between the Company and Safeguard Scientifics, (iii) the Second Amended Revolving Note, dated September 11, 1997, between the Company and Safeguard Scientifics, (iv) the Statement of Designations, Preferences and Rights of the Series F Convertible Preferred Stock, (v) the First Amendment to Second Amended Revolving Note, dated February 20, 2001, between the Company and Safeguard Scientifics, (vi) Investor Rights Agreement, dated February 20, 2001, between the Company and Safeguard Scientifics and (vii) the unaudited pro forma balance sheet of the Company as of February 20, 2001.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       4.1  Statement of Designations, Preferences and Rights of The Series F
               Convertible Preferred Stock.
          4.2 Investor Rights Agreement entered into as of February 20, 2001, by the Company and Safeguard Scientifics, Inc.
          4.3 Securities Conversion Agreement, dated February 20, 2001, between the Company and Safeguard Scientifics, Inc.
          10.1 Second Amended Revolving Note, dated September 11, 1997, between the Company and Safeguard Scientifics, Inc. (filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the period ended June 30, 1997 and incorporated herein by reference).
          10.2 First Amendment To Second Amended Revolving Note dated February 20, 2001, by and between the Company and Safeguard Scientifics, Inc.
          99.1 Unaudited Pro Forma Balance Sheet of the Company as of February 20, 2001.
          99.2 Text of the Release issued by the Company on February 20, 2001.

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________________________________________________________________________________

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      TANGRAM ENTERPRISE SOLUTIONS, INC.

Dated: February 20, 2001            /s/ John N. Nelli
                                    ----------------------------------------
                                    John N. Nelli,
                                    Senior Vice President and
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


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                               INDEX TO EXHIBITS

EXHIBIT NO.      EXHIBIT DESCRIPTION
-----------      -------------------

4.1 Statement of Designations, Preferences and Rights of The Series F Convertible Preferred Stock.
4.2 Investor Rights Agreement entered into as of February 20, 2001, by the Company and Safeguard Scientifics, Inc.
4.3 Securities Conversion Agreement, dated February 20, 2001, between the Company and Safeguard Scientifics, Inc.
10.3 Second Amended Revolving Note, dated September 11, 1997, between the Company and Safeguard Scientifics, Inc. (filed as an exhibit to the Company's Quarterly Report on Form 10-q for the period ended June 30, 1997 and incorporated herein by reference).
10.4 First Amendment To Second Amended Revolving Note dated February 20, 2001, by and between the Company and Safeguard Scientifics, Inc.
99.1             Unaudited Pro Forma Balance Sheet of the Company as of February
                 20, 2001.
99.2             Text of the Release issued by the Company on February 20, 2001.

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